SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004
                             ______________________

                                    FORM 8-K

                                 CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 April 27, 2006


                         The Estee Lauder Companies Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                                11-2408943
(State or other jurisdiction of       (IRS Employer Identification No.)
incorporation or organization)


767 Fifth Avenue, New York, New York                     10153
(Address of principal executive offices)               (Zip Code)

                         Commission File Number: 1-14064

                                  212-572-4200
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Election of Paul Fribourg to Board of Directors and Audit Committee
-------------------------------------------------------------------

     On April 27, 2006, the Board of Directors of The Estee Lauder Companies Inc. (the "Company") increased its size to thirteen members and elected Paul Fribourg as a member of the Board and of the Audit Committee. The elections are effective April 27, 2006. The press release issued by the Company on April 27, 2006 announcing Mr. Fribourg's appointment is attached as Exhibit 99.1 to this Report.




Item 9.01   Financial Statements and Exhibits

(d)         Exhibits

99.1        Press Release, dated April 27, 2006.





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
                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  THE ESTEE LAUDER COMPANIES INC.



Date:  April 27, 2006              By:  /s/ Sara E. Moss
                                      ------------------------------------------
                                      Name:  Sara E. Moss
                                      Title: Executive Vice President, General
                                             Counsel and Secretary











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
                         THE ESTEE LAUDER COMPANIES INC.

                                  EXHIBIT INDEX



Exhibit No.    Description
-----------    -----------

   99.1        Press Release issued by the Company, dated April 27, 2006
















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